Derivative Instruments	12 Months Ended
Dec. 31, 2013
Derivative Instrument Detail [Abstract]
Derivative Instruments
Derivative Instruments
FASB ASC 815, Derivatives and Hedging, establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. As required by GAAP, the Company records all derivatives on the Consolidated Balance Sheets at fair value. The accounting for changes in the fair value of derivatives depends on the intended use of the derivatives and the resulting designation. Derivatives used to hedge the exposure to changes in the fair value of an asset, liability, or firm commitment attributable to a particular risk, such as interest rate risk, are considered fair value hedges. Derivatives used to hedge the exposure to variability in expected future cash flows, or other types of forecasted transactions, are considered cash flow hedges.

For derivatives designated as cash flow hedges, the effective portion of changes in the fair value of the derivatives is initially reported in other comprehensive income (outside of earnings) and subsequently reclassified into earnings when the hedged transaction affects earnings, with any ineffective portion of changes in the fair value of the derivative recognized directly in earnings. The Company assesses the effectiveness of each hedging relationship by comparing the changes in cash flows of the derivative hedging instrument with the changes in cash flows of the designated hedged item or transaction.

During the first quarter of 2008, the Company executed an interest rate swap to hedge a $25 million floating-rate subordinated note that was entered into by PNB during the fourth quarter of 2007. The Company’s objective in using this derivative was to add stability to interest expense and to manage its exposure to interest rate risk. Our interest rate swap involved the receipt of variable-rate amounts in exchange for fixed-rate payments over the life of the agreement without exchange of the underlying principal amount, and was designated as a cash flow hedge. This interest rate swap matured on December 28, 2012. No hedge ineffectiveness on the cash flow hedge was recognized during the year ended December 31, 2012 or 2011.

For the year ended December 31, 2012, the change in the fair value of the interest rate swap reported in other comprehensive income was a gain of $550,000 (net of taxes of $296,000). There was zero balance related to the interest rate swap in accumulated other comprehensive income as of December 31, 2012.

As of December 31, 2013 and 2012, no derivatives were designated as cash flow hedges, fair value hedges or hedges of net investments in foreign operations. Additionally, the Company does not use derivatives for trading or speculative purposes.

As of December 31, 2013 and December 31, 2012, Park had mortgage loan interest rate lock commitments (IRLCs) outstanding of approximately $5.2 million and $28.9 million, respectively. Park has specific contracts to sell each of these loans to a third-party investor. These loan commitments represent derivative instruments, which are required to be carried at fair value. The derivative instruments used are not designed as hedges under GAAP. The fair value of the derivative instruments was approximately $61,000 at December 31, 2013 and $372,000 at December 31, 2012. The fair value of the derivative instruments is included within loans held for sale and the corresponding income is included within non-yield loan fee income. Gains and losses resulting from expected sales of mortgage loans are recognized when the respective loan contract is entered into between the borrower, Park, and the third-party investor. The fair value of Park’s mortgage IRLCs is based on current secondary market pricing.

In connection with the sale of Park’s Class B Visa shares during the 2009 year, Park entered into a swap agreement with the purchaser of the shares. The swap agreement adjusts for dilution in the conversion ratio of Class B Visa shares resulting from certain Visa litigation. The fair value of the swap liability of $135,000 at both December 31, 2013 and 2012, is an estimate of the exposure based upon probability-weighted potential Visa litigation losses and consideration of the Visa settlement agreement announced on July 13, 2012 to resolve the Federal Multi-District Interchange Litigation.